                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    SALOMON BROTHERS HIGH INCOME FUND INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                     SALOMON BROTHERS HIGH INCOME FUND INC

                 7 WORLD TRADE CENTER  NEW YORK, NEW YORK 10048

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                  March 11, 1998

To the Stockholders:

     The Annual Meeting of Stockholders (the 'Meeting') of Salomon Brothers High Income Fund Inc (the 'Fund') will be held at 7 World Trade Center, New York, New York, in the Downtown Conference Center, on Thursday, April 16, 1998, at 10:00 a.m., New York time, for the purposes of considering and voting upon the following:

          1. The election of directors (Proposal 1);

          2. The ratification of the selection of Price Waterhouse LLP as the independent accountants of the Fund for the fiscal year ending December 31, 1998 (Proposal 2); and

          3. Any other business that may properly come before the Meeting.

     The close of business on February 26, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

                                         By Order of the Board of Directors,
                                         Noel B. Daugherty
                                         Secretary

        TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                        REGISTRATION                      VALID SIGNATURE
          ----------------------------------------  --------------------------
          CORPORATE ACCOUNTS
          ----------------------------------------
          (1) ABC Corp. ..........................  ABC Corp.
          (2) ABC Corp. ..........................  John Doe, Treasurer
          (3) ABC Corp. ..........................  John Doe
                                                    c/o John Doe, Treasurer
          (4) ABC Corp. Profit Sharing Plan ......  John Doe, Trustee

          TRUST ACCOUNTS
          ----------------------------------------
          (1) ABC Trust ..........................  Jane B. Doe, Trustee
          (2) Jane B. Doe, Trustee ...............  Jane B. Doe
                                                    u/t/d 12/28/78

          CUSTODIAL OR ESTATE ACCOUNTS
          ----------------------------------------
          (1) John B. Smith, Cust. ...............  John B. Smith
                                                    f/b/o John B. Smith, Jr.
                                                    UGMA
          (2) John B. Smith ......................  John B. Smith, Jr., Executor

                     SALOMON BROTHERS HIGH INCOME FUND INC

                 7 WORLD TRADE CENTER  NEW YORK, NEW YORK 10048

                            ------------------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Salomon Brothers High Income Fund Inc (the 'Fund') of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, New York, New York, in the Downtown Conference Center, on Thursday, April 16, 1998 at 10:00 a.m., New York time (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about March 11, 1998. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors and FOR proposal 2. The close of business on February 26, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On February 26, 1998, there were 4,826,804 shares of the Fund's Common Stock outstanding.

     In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's Common Stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     Salomon Brothers Asset Management Inc ('SBAM'), whose principal business address is 7 World Trade Center, New York, New York 10048, is the Fund's investment adviser. SBAM is an indirect wholly-owned subsidiary of The Travelers Group, Inc. ('Travelers').

                       PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect two Class I Directors and one Class III

Director to hold office until the years 2000 and 2001 Annual Meetings of Stockholders, respectively, or thereafter when their respective successors are elected and qualified. The term of office of the Class II Directors expires at the Annual Meeting of Stockholders in 1999, or thereafter when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. All of the nominees for election are currently members of the Fund's Board of Directors and have been previously elected a director by the Fund's stockholders, except Heath B. McLendon. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. Michael S. Hyland and Thomas W. Brock resigned as Directors of the Fund on November 28, 1997 and March 5, 1998, respectively. The Fund represents that Messrs. Hyland and Brock did not resign due to any disagreement with management in connection with the management of the Fund's affairs.

     The following table provides information concerning each nominee for election as a director of the Fund:

                                                                COMMON STOCK
                                                             BENEFICIALLY OWNED,
                                                                 DIRECTLY OR
                                                               INDIRECTLY, ON
                                                              DECEMBER 31, 1997
NOMINEES AND PRINCIPAL OCCUPATIONS DURING   DIRECTOR         -------------------
           THE PAST FIVE YEARS               SINCE     AGE        SHARES(A)
-----------------------------------------   --------   ---   -------------------
NOMINEE TO SERVE UNTIL THE YEAR 2000
    ANNUAL MEETING OF STOCKHOLDERS
    CLASS III DIRECTOR

Heath B. McLendon*, Chairman and               1998    64            200
    President; Managing Director, Smith
    Barney Inc., President and Director,
    Mutual Management Corp. and Travelers
    Investment Adviser, Inc.; Chairman of
    Smith Barney Strategy Advisers Inc.
    Prior to July 1993, Senior Executive
    Vice President of Shearson Lehman
    Brothers Inc. and Vice Chairman of
    Shearson Asset Management.

NOMINEES TO SERVE UNTIL THE YEAR 2001

    ANNUAL MEETING OF STOCKHOLDERS
    CLASS I DIRECTORS

Daniel P. Cronin, Member of Audit              1993    52            -0-
    Committee; Vice President and General
    Counsel, Pfizer International Inc.;
    Senior Assistant General Counsel,
    Pfizer, Inc.

Jeswald W. Salacuse, Member of Audit           1993    60            200
    Committee; Henry J. Braker Professor
    of Commercial Law and formerly Dean,
    The Fletcher School of Law & Diplo-
    macy, Tufts University.

     The following table provides information concerning the remaining directors of the Fund:

                                                                COMMON STOCK
                                                             BENEFICIALLY OWNED,
                                                                 DIRECTLY OR
                                                               INDIRECTLY, ON
                                                              DECEMBER 31, 1997
   DIRECTORS AND PRINCIPAL OCCUPATIONS      DIRECTOR         -------------------
       DURING THE PAST FIVE YEARS            SINCE     AGE        SHARES(A)
-----------------------------------------   --------   ---   -------------------
DIRECTORS SERVING UNTIL THE 1999 ANNUAL
    MEETING OF STOCKHOLDERS
    CLASS II DIRECTORS

Charles F. Barber, Member of Audit           1993      81           1,000
    Committee; Consultant; formerly
    Chairman of the Board, ASARCO
    Incorporated.

Dr. Riordan Roett, Member of Audit           1995   (B) 59           -0-
    Committee; Professor and Director,
    Latin American Studies Program, Paul
    H. Nitze School of Advanced
    International Studies, Johns Hopkins
    University.

------------------
    * 'Interested person' as defined in the Investment Company Act of 1940, as amended (the '1940 Act').

     (A) The holdings of no director represented more than 1% of the outstanding shares of the Fund's Common Stock as of December 31, 1997. Each nominee and director has sole voting and investment power with respect to the listed shares.


     (B) Dr. Roett also served as a director of the Fund from February 1994 through June 1994.

     In addition to serving as directors of the Fund, each of the nominees and directors also serve as directors of certain other U.S.-registered investment companies, as described below. Mr. McLendon also serves as a director of fourteen other investment companies advised by SBAM, forty-two investment companies managed and/or administered by Mutual Management Corp., six investment companies advised by Travelers Investment

Management Company and seven investment companies managed by Travelers Asset Management International Corporation. Mr. Barber also serves as a director of fifteen other investment companies advised by SBAM and two other investment companies advised by Advantage Advisers, Inc. ('Advantage'). Mr. Cronin also serves as a director of five other investment companies advised by SBAM. Dr. Roett also serves as a director of eight other investment companies advised by SBAM. Mr. Salacuse also serves as a director of six other investment companies advised by SBAM, two other investment companies advised by Advantage, and one other investment company advised by Value Advisors LLC.

     At December 31, 1997, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund's Common Stock. To the knowledge of the Fund's management, no person owned of record, or owned beneficially, more than 5% of the Fund's outstanding shares of Common Stock at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 4,279,644 shares, equal to approximately 89% of the outstanding shares of the Fund's Common Stock.

     The Fund's executive officers are chosen each year at the meeting of the Board of Directors of the Fund immediately following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. In addition to Mr. McLendon, the present executive officers of the Fund are:

                                                         OFFICER
       NAME                   OFFICE                      SINCE            AGE
------------------  ---------------------------       -------------        ----
Peter J. Wilby      Executive Vice President              1993              38
Thomas K. Flanagan  Executive Vice President              1994              43
Beth A. Semmel      Executive Vice President              1996              37
Maureen
O'Callaghan         Executive Vice President              1996              33
James E. Craige     Executive Vice President              1996              30
Alan M. Mandel      Treasurer                             1995              40
Noel B. Daugherty   Secretary                             1997              32

     Mr. Wilby has also been a Managing Director of SBAM and Salomon Brothers Inc ('SBI') since January 1996. Prior to January 1996, he was a Director of SBAM

and SBI. Mr. Flanagan has also been a Director of SBAM and SBI since July 1991. Ms. Semmel has also been a Director of SBAM and SBI since January 1996. From May 1993 to January 1996, she was a Vice President of SBAM and SBI. From January 1989 to May 1993, Ms. Semmel was a Vice President at Morgan Stanley Asset Management. Ms. O'Callaghan has also been a Director of SBAM and SBI since January 1998 and a Vice President with SBAM and SBI from October 1988 to January 1998. Mr. Craige has also been a Director of SBAM and SBI since January 1998 and a Vice President of SBAM and SBI from May 1992 to January 1998. From October 1990 to May 1992, Mr. Craige was an Associate with Shearson Lehman Advisors, Inc. Mr. Mandel has also been a Director of SBAM and SBI since January 1998, and a Vice President of SBAM and SBI from January 1995 to January 1998. From October 1991 through December 1994 he was Vice President and Chief Financial Officer of Hyperion Capital Management Inc. and prior to October 1991, he was Vice President of Mitchell Hutchins Asset Management Inc. Mr. Daugherty has also been an employee of SBAM since November 1996. From August 1993 to October 1996, he was an employee of Chancellor LGT Asset Management and an employee of The Dreyfus Corporation prior to August 1993.

     The Fund's Audit Committee is composed of Messrs. Barber, Cronin, Salacuse and Dr. Roett. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent accountants;
(ii) to review with the independent accountants the scope and anticipated cost of their audit;

and (iii) to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met once during the fiscal year ended December 31, 1997. The Fund has no nominating or compensation committees.

     During the fiscal year ended December 31, 1997, the Board of Directors met nine times. Each director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he was eligible.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid to each director during the twelve-month period ended December 31, 1997. Certain of the directors listed below are members of the Audit Committee of the Fund and other committees of certain other investment companies advised by SBAM, and accordingly, the amounts provided in the table include compensation for service on such committees. The Fund does not provide any pension or retirement benefits to directors.


                          AGGREGATE     TOTAL COMPENSATION
                        COMPENSATION     FROM OTHER FUNDS
NAME OF DIRECTORS       FROM THE FUND    ADVISED BY SBAM     TOTAL COMPENSATION
----------------------  -------------   ------------------   -------------------

  DIRECTORSHIPS(A)     DIRECTORSHIPS(A)
Charles F. Barber.....     $ 9,200           $107,550(14)         $116,750(15)
Daniel P. Cronin......     $ 8,500           $ 30,700(5)          $ 39,200(6)
Allan C. Hamilton*....     $ 5,300           $ 21,900(4)          $ 27,200(5)
Dr. Riordan Roett.....     $ 9,200           $ 58,900(8)          $ 68,100(9)
Jeswald W. Salacuse...     $ 9,200           $ 49,600(6)          $ 58,800(7)

------------------

(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.
*     Mr. Hamilton resigned as a Director of the Fund on July 23, 1997.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than 10% of the Fund's Common Stock, SBAM, and SBAM's directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements, except that Thomas K. Flanagan, James E. Craige, Rodney B. Berens, Jennifer G. Muzzey, Beth A. Semmel, Maureen O'Callaghan and Vilas V. Gadkari have inadvertently failed to timely file their Initial Reports on Form 3.

REQUIRED VOTE

     Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's Common Stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT 'INTERESTED PERSONS,' UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE 'FOR' EACH OF THE NOMINEES FOR DIRECTOR.

        PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Fund's Board of Directors has selected Price Waterhouse LLP as the Fund's independent accountants for the fiscal year ending December 31, 1998. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification. The Fund has been advised by Price Waterhouse LLP that at December 31, 1997, neither that firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of Price Waterhouse LLP will be present at the Meeting to answer questions concerning the audit of the Fund's financial statements and will have an opportunity to make a statement if he chooses to do so.


REQUIRED VOTE

     Ratification of the selection of Price Waterhouse LLP as the Fund's independent accountants requires the affirmative vote of the holders of a majority of the shares of the Fund's Common Stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of this proposal, abstentions and broker non-votes will not be considered to be votes cast for the foregoing purpose.

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT 'INTERESTED PERSONS,' UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE 'FOR' RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 1999 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than November 11, 1998.

                         EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM, or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

                               OTHER INFORMATION

     The Fund's Annual Report containing financial statements for the fiscal year ended December 31, 1997, is available free of charge by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-888-777-0102.

                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

March 11, 1998

                    SALOMON BROTHERS HIGH INCOME FUND INC
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Heath B. McLendon, Alan M. Mandel,
Noel B. Daugherty, Robert A. Vegliente and Jennifer G. Muzzey, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Salomon Brothers High Income Fund Inc (the 'Fund') which the undersigned is entitled vote at the Annual Meeting of Stockholders to be held at 7 World Trade Center, New York, New York on April 16, 1998, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS AND FOR PROPOSAL 2.

Please refer to the Proxy Statement for a discussion of the Proposals.

                         (CONTINUED ON REVERSE SIDE)

                       Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Stockholders
                    SALOMON BROTHERS HIGH INCOME FUND INC

                                April 16, 1998


               Please Detach and Mail in the Envelope Provided
-------------------------------------------------------------------------------

A /X/  Please mark your votes as in this example.



                        FOR ALL
       Nominees                   WITHHOLD
           listed below (except       Authority to Vote
             as marked to the          for as nominees
                       contrary)               listed at right

1. Election
   of directors.        /    /                     /    /


INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the name of the nominee(s) on the line below:



   Nominees:  Class I Directors
              Daniel P. Cronin
      Jeswald W. Salacuse
      Class II Director
              Heath B. McLendon


FOR    AGAINST   ABSTAIN
2. The ratification of the selection of Price           / /     / /       / /
   Waterhouse LLP as the Fund's Independent accountants for the fiscal year ending
   December 31, 1998.


3. Any other business that may properly come before the meeting.


The proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjourments thereof.

        I will attend the meeting. / /



SIGNATURE                DATE                                       DATE
         ---------------      ----- -------------------------------     --------
                                       SIGNATURE IF HELD JOINTLY

NOTE: Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign and where more than one name appears a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.